UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.      )

(as filed)

Filed by the Registrant ☒                            Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

ALCiS Health, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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August 11, 2008

Dear Stockholders:

You are cordially invited to attend the 2008 Annual Meeting of Stockholders of ALCiS Health, Inc. The meeting will be held at 8:30 a.m., Pacific Time, on Thursday, September 18, 2008, at our offices at 2001 Gateway Place, Suite 520W, San Jose, California.

The formal Notice of the Annual Meeting and the Proxy Statement have been made a part of this invitation.

The Board of Directors recommends that all stockholders vote for the election of the nominated directors, and for the other proposals presented in this Proxy Statement.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. After reading the Proxy Statement, please promptly vote and submit your proxy by dating, signing and returning the enclosed proxy card in the enclosed postage-prepaid envelope. Your shares cannot be voted unless you submit your proxy or attend the Annual Meeting in person.

Sincerely,

/s/ Brian Berchtold
Brian Berchtold
President and Chief Executive Officer

This proxy statement is first being mailed to stockholders on or about August 11, 2008

ALCiS Health, Inc.

2001 Gateway Place, Suite 520W

San Jose, California 95110

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Thursday, September 18, 2008

The Annual Meeting of Stockholders of ALCiS Health, Inc., a Delaware corporation (the “Company”), will be held on Thursday, September 18, 2008 at 8:30 a.m. at our offices at 2001 Gateway Place, Suite 520W, San Jose, California.

We are holding this Annual Meeting:

•	To elect six (6) directors to the Board of Directors of the Company to serve until the next annual meeting of stockholders or until their respective successors are elected and qualified;

•

To amend and restate the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock, par value $0.001 per share, from 20,000,000 shares to 50,000,000 shares;

•	To ratify the appointment of Pannell Kerr Forster of Texas, P.C. as our independent registered public accountant firm for the fiscal year ended March 31, 2009; and

•	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements of the Annual Meeting.

Only stockholders of record at the close of business on July 25, 2008, are entitled to notice of, and to vote at this meeting and any adjournments or postponements of the Annual Meeting. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the Annual Meeting will be available at the Secretary’s office, 2001 Gateway Place, Suite 520W, San Jose, California 95110.

All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date, and return the enclosed proxy card as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she returned a proxy card.

By Order of the Board of Directors

/s/ Brian J. Berchtold
Brian J. Berchtold
President and Chief Executive Officer

San Jose, California

August 11, 2008

Important Notice Regarding the Availability of Proxy Materials

for the Stockholder Meeting to Be Held on September 18, 2008.

Our Proxy Statement for our 2008 Annual Meeting of Stockholders, along with the proxy card and our Annual Report on Form 10-KSB/A are available on our website at www.alcis.com/investors.

ALCiS Health, Inc.

PROXY STATEMENT

I. General Information

This Proxy Statement is being furnished to you in connection with the solicitation by the Board of Directors of ALCiS Health, Inc., a Delaware corporation (“we,” “us,” “ALCiS,” or “our company”), of proxies in the accompanying form to be used at the 2008 Annual Meeting of Stockholders to be held at our offices at 2001 Gateway Place, Suite 520W, San Jose, California, at 8:30 a.m., on Thursday, September 18, 2008, and any adjournments or postponements thereof.

This Proxy Statement and the accompanying form of Proxy Card are being mailed to stockholders on or about August 11, 2008. Whether or not you expect to attend the Annual Meeting in person, the Board of Directors requests that you complete and return your Proxy Card for use at the Annual Meeting and any adjournments or postponements thereof.

Proxy Statement. This Proxy Statement consists of Sections I through VI, and contains three proposals. These Sections are intended to be read and understood together as one document. Please carefully read each section.

Who Can Attend the Annual Meeting. Only stockholders who owned shares of our Common Stock at the close of business on July 25, 2008, the Record Date for the Annual Meeting, or their valid proxy holders, are entitled to notice of and to vote at the Annual Meeting.

Quorum at the Annual Meeting. As of the Record Date, we had issued and outstanding 9,021,902 shares of voting Common Stock. The holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy, will constitute a quorum for transacting business at the Annual Meeting. The specific vote requirements for the matters being submitted to a vote by stockholders at the Annual Meeting are provided under “Approval of Proxy Statement Items,” and the relevant proposals.

Voting. Each share of Common Stock is entitled to one vote. Cumulative voting is not permitted.

Submission of Proxy Card. We urge you to mark, sign and date the Proxy Card and return it in the prepaid reply envelope provided for such purpose. THIS WILL IN NO WAY AFFECT YOUR RIGHT TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON. A stockholder giving a proxy has the right to revoke it at any time before it is voted by giving notice of such revocation to the Secretary of ALCiS, by attending the meeting and voting in person, or by returning a later dated proxy.

The number of shares designated on the Proxy Card represents the total number of shares held in your name on the Record Date. If you receive more than one proxy card in separate mailings it is an indication that your shares are registered differently in more than one account. All Proxy Cards received by you should be signed and mailed by you to ensure that all your shares are voted.

Voting by Proxy Card. When you vote by Proxy Card, the following procedure will apply:

Please cast your vote FOR or AGAINST or ABSTAIN for any proposal by marking the appropriate box. Sign your Proxy Card where indicated, and return it in the enclosed prepaid envelope. When your Proxy Card is returned properly marked and signed, the shares represented thereby will be voted in accordance with your directions.

IF YOU DO NOT MARK YOUR VOTING PREFERENCE AND YOU RETURN YOUR SIGNED PROXY CARD, YOU WILL HAVE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2 AND 3. If you wish to vote in accordance with the Board of Directors’ recommendations, simply sign, date and return your Proxy Card in the envelope provided.

Other Matters. As of the date of this Proxy Statement, the Board does not intend to present any matter for action at the Annual Meeting other than the above items.

Proxy Solicitation. Copies of proxy solicitation material will be furnished to brokerage houses, fiduciaries, and custodians (Named Holders) holding shares in their names which are beneficially owned by others to forward to such beneficial owners. We may reimburse such persons for their cost of forwarding the solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented, if deemed desirable or necessary, by one or more of telephone, telegram, facsimile, or personal solicitation by our directors, officers, or employees or by an independent proxy solicitation firm hired for this purpose. No additional compensation will be paid to any of our directors, officers or employees for such services. We have engaged Computershare to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary out-of-pocket expenses that are not expected to exceed $5,000 in the aggregate.

Conduct of the Annual Meeting. The Annual Meeting will be conducted in accordance with those procedures established by the Chairman of the Board of Directors. The Annual Meeting will proceed in the same order as the Proposals set out below.

Procedure for Director Nominations by Stockholders. The Compensation/Nominating Committee may consider nominees timely proposed by the stockholders in recommending the nominees for director. Stockholder nominations shall be made pursuant to written notice to our Secretary delivered or received at 2001 Gateway Place, Suite 520W, San Jose, CA 95110 (or such other corporate offices as may be specified) no less than 45 calendar days before the one-year anniversary of the date that our proxy statement was released to stockholders in connection with the previous year’s annual meeting. Nominations for election to the Board at our 2009 Annual Meeting of Stockholders must be received no later than June 27, 2009. Such notice shall set forth (i) as to each person whom the stockholder proposed to nominate for election or re-election as director (A) the name, age, business address, and residence address of the person, (B) the principal occupation or employment of the person over at least the last five years, (C) the class and number of shares of capital stock of the Company which are beneficially owned by the person, (D) a statement as to the person’s citizenship, (E) a description of all arrangements or understandings between the person and the nominating stockholder pursuant to which such nomination is being made, (F) the consent of such person to serve as a director of our company if so elected, and (G) any such other information concerning the person as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (ii) as to the stockholder giving notice, (A) the name and record address of the stockholder and (B) the class, series, and number of shares of our capital stock that are beneficially owned by the stockholder. The Compensation/Nominating Committee will evaluate director candidates recommended by stockholders in the same manner in which it evaluates candidates recommended by other sources.

Procedure for Stockholders to Make Proposals for the 2009 Annual Meeting of Stockholders. In order for a stockholder of record to propose business to be included in our Proxy Statement for the 2009 Annual Meeting of Stockholders, in addition to other requirements, such stockholder must give written notice to our Secretary delivered or received at 2001 Gateway Place, Suite 520W, San Jose, California 95110 (or such other corporate offices as may be specified) no less than 120 calendar days before the one-year anniversary of the date that our proxy statement was released to stockholders in connection with this year’s annual meeting. Proposals that are intended to be included in our proxy statement for our 2009 Annual Meeting of Stockholders must be received no later than April 13, 2009. Such notice shall set forth (A) a brief description of the business desired to be brought before the meeting, (B) the name and record address of the stockholder proposing such business, (C) the class, series, and number of shares of our capital stock that are beneficially owned by the stockholder, (D) any material interest of the stockholder in such business, and (E) any such other information concerning the stockholder making such proposal and the proposal itself as would be required by the appropriate rules and regulations of the Securities and Exchange Commission to be included in a proxy statement soliciting proxies for the proposal.

A stockholder proposal not included in our proxy statement for the 2009 Annual Meeting will be ineligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to the Secretary of ALCiS at 2001 Gateway Place, Suite 520W, San Jose, California 95110 (or such other corporate offices as may be specified). To be timely, we must have received the stockholder’s notice no later than June 27, 2009. Such notice shall set forth the information set forth in the preceding paragraph.

Approval of Proxy Statement Items. Only stockholders of record of our Common Stock as of the close of business on July 25, 2008 (Record Date), are entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on all matters to be voted upon. An inspector of election, appointed by us, will count votes cast at the Annual Meeting. The presence, in person or by proxy duly authorized, of the holders of a majority of our outstanding shares of Common Stock will constitute a quorum for transacting business at the Annual Meeting and any continuation or adjournment thereof. Abstentions and broker non-votes (i.e. shares held by a broker or nominee which are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted in determining whether a quorum is present at the Annual Meeting, but are not deemed to be present or represented for purposes of determining whether stockholder approval of a proposal has been obtained.

Any shares not voted (whether by abstention, broker non-votes or otherwise) will have no impact on the election of directors, except to the extent that withholding the authority to vote for an individual results in another individual receiving a larger number of votes. The six nominees who receive the most votes will be elected as directors; votes cast against the director or withheld also have no legal effect. Many brokers are subject to rules which prohibit them from voting on certain proposals unless they receive specific instruction from the beneficial owner to vote on such matters but such rules do not prohibit the brokers to vote in the election of directors and on Proposal 3 related to ratification of accountants in the absence of such instructions if and as they choose.

Proposals 2 and 3 submitted to the stockholders in the enclosed proxy must each be approved by the affirmative vote of a majority of the shares represented in person or by proxy and voting on such proposal. In determining whether Proposals 2 and 3 have been approved, abstentions and broker non-votes are not counted as votes for or against the proposal or in the calculation of total votes cast.

II. MATTERS TO BE VOTED ON AT THE ANNUAL MEETING

ELECTION OF SIX DIRECTORS

(PROPOSAL NO. 1)

Your Board Recommends a Vote “FOR” the Election of

Brian Berchtold, David Booth, Doug Glader, Jerry Jarrell, Ravinder Sajwan

and David Scoffone as Directors

Six directors are to be elected to serve until the next annual meeting of stockholders, until the election and qualification of their successors, or until his earlier resignation, removal, or death. Our By-Laws provide for that we shall not have less than one director, with the maximum number as may be determined from time to time by resolution of the Board. The number of authorized directors is currently fixed at six. Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting.

Unless otherwise instructed, proxy holders will vote the proxies received by them for the six nominees named below. In the event that a nominee should be unavailable for election, such shares will be voted for the election of such substitute nominee as the Board may propose. All persons nominated for election have agreed to serve if elected, and we have no reason to believe that any nominee will be unable to serve.

The Compensation/Nominating Committee has recommended, and the Board of Directors has selected, the six persons listed below for election at the Annual Meeting. All six of the nominees are current directors of the Company.

Certain information with respect to each of the nominees is set out below, including age, position (if any) at ALCiS, business experience during the past five years and directorships of other publicly-owned corporations. Ages are as of July 25, 2008. Additional information regarding their stock ownership and compensation can be found below under Sections III and IV.

Name	Age	Position	Serving Since(1)
Brian Berchtold	43	Chief Executive Officer, President and Director	2006
David Booth(2)	65	Director	2004
Doug Glader(2)	64	Director	2004
Jerry Jarrell(3)	66	Director	1993
Ravinder Sajwan(3)	46	Director	2004
David Scoffone(3)	52	Director	2006

(1)	In 2006, we merged with Emerging Delta Corporation. The dates set forth in the table represent the year in which the director first served on the Board of Directors of either ALCiS or Emerging Delta Corporation.
(2)	Member of Compensation/Nominating Committee
(3)	Member of Audit Committee

Brian Berchtold joined ALCiS in April 2004, and has served as CEO, President and Director since February 2006. Mr. Berchtold brings over 15 years of international medical device and consumer health products sales experience to ALCiS. Prior to joining ALCiS, Mr. Berchtold founded and served as President of Rouge House LLC, a company which retails and distributes luxury products, from September 2003 to March 2004. Mr. Berchtold served as Vice President of Sales for Alliance Medical Corporation from November 2000 to August 2003. Mr. Berchtold holds a B.S. in Commerce — Finance from Santa Clara University.

David Booth has been a director since October, 2004. Mr. Booth is a former senior executive with Pfizer Inc. from which he retired in 1998 after 28 years. His most recent positions were as President and CEO of Schneider Americas, American Medical Systems and Valley Labs. These three companies were components of the Pfizer Medical Technology Group. Since retiring from Pfizer, Mr. Booth has worked as a consultant in the healthcare arena and has served as a director on several boards of directors. He currently serves on the Board of Directors of CryoCath Technologies Inc. (TSX:CYT), a Canadian public healthcare company, as well as several privately held companies in the healthcare field. Mr. Booth received an M.B.A. degree from Columbia University in Marketing and Operations Research. Previously, he graduated from McMaster University in Hamilton Canada with a B.S. degree.

Doug Glader has been a director since April 2004. Mr. Glader recently retired as Chairman, President and CEO of Procera Networks, Inc. (AMEX: PKT), a publicly traded company that he founded in May 2002, which develops integrated hardware and software solutions for the networking industry. From 1994 to 2002, Mr. Glader worked for Digi International, including serving as Chief Operating Officer from February 1999 to May 2002. Mr. Glader serves on several boards of directors of privately held companies and on several advisory teams of charitable organizations in the Bay Area. Mr. Glader has a B.S. in Business Administration from Northern State College (South Dakota).

Jerry Jarrell has been a director since the inception of Emerging Delta Corporation (Delta), our predecessor, in February 1993. Mr. Jarrell served as Chief Financial Officer and Treasurer of Delta from its inception in February 1993 until our merger with Delta in March 2006. Mr. Jarrell has served as Chief Financial Officer and Director of Starship Dining since 1999 and as Chief Financial Officer and Director of EMDSI-Hunt Power since 2005. Mr. Jarrell also served as Chief Financial Officer and Director of Compressco, Inc. from October 1999 until its sale in July 2004. He holds a B.S. in Accounting from Louisiana Tech University.

Ravinder “Ravi” Sajwan has been a director since April 2004. Mr. Sajwan is a serial entrepreneur and has founded multiple high technology companies, including Ample Communications, Acclaim Communications (Intel), Net work Synthesis (PMC-Sierra). Mr. Sajwan graduated with honors and holds an M.S.E.E. from Polytechnic Institute of Brooklyn (New York).

David Scoffone has been a director since January 2006. Mr. Scoffone has served as the Chief Executive Officer and President of ATS, a California based transportation company, since April 1982. Mr. Scoffone was a founder and advisory board member of Heritage Bank from April 1994 through November 2003. In June 2006 he founded Pinnacle Bank (PBNK:OB), which has branches in Morgan Hill, Salinas and Gilroy, California, and currently serves on its Board of Directors.

There are no family relationships among any of our directors or executive officers.

Required Vote

The nominees for director who receive the most affirmative votes of shares present in person or represented by proxy and entitled to vote on this proposal at the meeting will be elected to serve as directors. Unless marked to the contrary, proxies received will be voted “FOR” the six nominees.

AMENDMENT TO CERTIFICATE OF CORPORATION TO INCREASE CAPITALIZATION

(PROPOSAL NO. 2)

Your Board Recommends a Vote “FOR” the amendment to the Company’s Certificate of

Incorporation to increase the number of authorized shares from 20,000,000 to 50,000,000.

On July 24, 2008, the Board of Directors adopted, subject to stockholders’ approval, an amendment to our Certificate of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 to 50,000,000 shares. If approved, we will file the proposed amendment to our Certificate of Incorporation with the Secretary of State for the State of Delaware in substantially the form attached to this Proxy Statement as Appendix A to effectuate this increase.

We currently have 20,000,000 authorized shares of Common Stock, par value $0.001 per share, of which 9,021,902 shares were outstanding and 4,403,225 shares were reserved for issuance upon the exercise of outstanding warrants and options on July 25, 2008. We also have issued convertible debt with warrants and the number of shares issuable upon conversion of the notes and exercise of the warrants is unknown until conversion.

We are actively sourcing additional funding which may require more shares than are available. However, at this time we do not have any plans, commitments, proposals, arrangements, understandings or agreements, either oral or written, to issue any of the newly available shares of Common Stock or preferred stock and the authorization of the Common Stock and preferred stock is not in response to any takeover attempt or any other expression of interest indicated by a third party.

The Board of Directors believes that the increase in the authorized shares of Common Stock will provide us greater flexibility with respect to our capital structure for such purposes as additional equity financing.

Required Vote

Approval will require the affirmative vote of a majority of the shares represented in person or by proxy and voting on this Proposal 2. In determining whether this Proposal 2 has been approved, abstentions and broker non-votes are not counted as votes for or against this proposal or in the calculation of total votes cast.

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

(PROPOSAL NO. 3)

Your Board Recommends a Vote “FOR” the Ratification of

Pannell Kerr Forster of Texas, P.C., as the Company’s Independent Registered Public Accountants

Our Audit Committee has appointed Pannell Kerr Forster of Texas, P.C. (Pannell Kerr Foster), as our independent registered public accounting firm for the fiscal year ending March 31, 2009. Pannell Kerr Foster has served as our independent registered public accounting firm since fiscal year ending March 31, 2005. We do not expect Pannell Kerr Forster to attend the Annual Meeting.

Although stockholder ratification of our independent registered public accounting firm is not required by our By-Laws or otherwise, we are submitting the selection of Pannell Kerr Forster to our stockholders for ratification to permit our stockholders to participate in this important decision. In the event our stockholders fail to ratify the selection, our Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, our Audit Committee in its discretion may direct the appointment of different independent registered public accounting firm at any time during the year if our Audit Committee determines that such a change could be in the best interests of ALCiS and our stockholders.

Principal Accounting Fees and Services

Aggregate fees for professional services rendered by Pannell Kerr Forster for fiscal years ended March 31, 2008 and March 31, 2007 were as follows:

Type of Fees	2007	2008
Audit Fees	$76,914	$81,632
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total	$76,914	$81,632

Audit fees consist of the aggregate fees billed for the audit of our annual financial statements, including amounts related to the review of the financial statements included in our quarterly reports of Form 10-QSB. Audit-related fees are fees billed for assurance and related services reasonably related to the performance of the audit or review of the financial statements but which are not included as audit fees. Tax fees are fees billed for tax compliance, tax advice, and tax planning.

Pre-Approval Policies and Procedures

Our Audit Committee has implemented pre-approval policies and procedures related to the provision of audit and non-audit services. Under these procedures, the Audit Committee pre-approves both the type of services to be provided by Pannell Kerr Foster and the estimated fees related to these services.

During the approval process, our Audit Committee considers the impact of the types of services and the related fees on the independence of the auditor. The services and fees must be deemed compatible with the maintenance of the auditor’s independence, including compliance with SEC rules and regulations.

Throughout the year, our Audit Committee will review any revisions to the estimates of audit and non-audit fees initially approved.

Required Vote

Ratification will require the affirmative vote of a majority of the shares represented in person or by proxy and voting on this Proposal 3. In determining whether this Proposal 3 has been approved, abstentions and broker non-votes are not counted as votes for or against this proposal or in the calculation of total votes cast.

III. MANAGEMENT AND SECURITY OWNERSHIP OF MANAGEMENT

AND PRINCIPAL STOCKHOLDERS

Directors and Executive Officers of the Registrant

The following table sets forth certain information concerning our current directors and executive officers as of July 25, 2008. for information regarding our directors see Proposal 1 above.

Name	Age	Position
Brian Berchtold	43	Chief Executive Officer, President and Director
Mark Lemma	43	Chief Financial Officer, Corporate Secretary
David Booth	65	Director
Doug Glader	64	Director
Ravinder Sajwan	46	Director
David Scoffone	52	Director
Jerry Jarrell	66	Director

Mark Lemma has served as Chief Financial Officer and Corporate Secretary since November 2004. Prior to joining ALCiS, Mr. Lemma served as Chief Financial Officer and Corporate Controller of Thales Navigation, Inc., a multi-national manufacturer in the Global Positioning System (GPS) industry from October 2001 to November 2004. Mr. Lemma holds a B.S. in Commerce — Accounting from Santa Clara University and is licensed as a Certified Public Accountant (inactive) in California.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information as of July 25, 2008 regarding shares of our common stock beneficially owned by: (i) each stockholder known to be the beneficial owner of 5% or more of the outstanding common stock, (ii) each of our named executive officers, (iii) each of our directors, and (iv) all executive officers and directors as a group. The percentage of common stock beneficially owned is based on 9,021,902 shares outstanding as of July 25, 2008. Unless otherwise stated below, the address of each beneficial owner listed on the table is c/o ALCiS Health, Inc., 2001 Gateway Place, Suite 520W, San Jose, California 95110.

Name of Beneficial Owner	Amount of Beneficial Ownership	Percent Beneficial Ownership(1)
5% Stockholders:

Banyan Investors, LP (2)	2,000,000	20.0%
Ample Ventures (3)	877,601	9.6%
Eric Glader (4) (13)	828,505	9.2%
Al Gonsoulin (5)	801,562	8.6%
Jay Landrum	750,000	8.3%

Named Executive Officers and Directors
Brian Berchtold (6)	773,493	8.5%
Mark Lemma (7)	664,118	7.2%
David Booth (8)	113,542	1.3%
Doug Glader (9) (13)	526,167	5.8%
Jerry Jarrell (10)	181,353	2.0%
Ravinder Sajwan (11)	340,000	3.8%
David Scoffone (12)	175,000	1.9%
All Executive Officers and Directors as a Group (7 Persons) (14)	2,773,673	28.8%

(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (SEC), which include holding voting and investment power with respect to the securities. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days of July 25, 2008, are deemed outstanding for computing the percentage of the total number of shares beneficially owned by the designated person, but are not deemed outstanding for computing the percentage for any other person.

(2)	Includes 1,000,000 shares subject to warrants exercisable within 60 days of July 25, 2008.
(3)	Includes 600,000 shares issued upon conversion of ALCiS-CA Series A Preferred and 195,101 shares issued upon conversion of $375,000 in ALCiS-CA convertible notes. Also includes 75,000 shares subject to warrants exercisable within 60 days of July 25, 2008.
(4)	Includes 28,505 shares subject to options exercisable within 60 days of July 25, 2008.
(5)	Includes 300,000 shares subject to warrants exercisable within 60 days of July 25, 2008.
(6)	Includes 73,493 shares subject to options exercisable within 60 days of July 25, 2008.
(7)	Includes 164,118 shares subject to options exercisable within 60 days of July 25, 2008.
(8)	Includes 50,000 shares issued upon conversion of ALCiS-CA Series A Preferred and 51,042 shares subject to options exercisable within 60 days of July 25, 2008.
(9)	Includes 125,000 shares issued upon conversion of ALCiS-CA Series A Preferred and 26,167 shares issued upon conversion of $50,000 in ALCiS-CA convertible notes. Also includes 50,000 shares subject to warrants exercisable within 60 days of July 25, 2008.
(10)	Includes 25,572 shares issued upon conversion of $50,000 in ALCiS-CA convertible notes and 130,000 shares subject to warrants exercisable within 60 days of July 25, 2008. Excludes 50,000 shares of common stock and warrants to purchase 20,000 shares held by The J.W. Jarrell Children’s’ Trust, a trust funded by Mr. Jarrell. Mr. Jarrell is not a trustee and does not have or exercise any control over these securities, and he disclaims beneficial ownership of these securities.
(11)	Includes 40,000 shares subject to warrants exercisable within 60 days of July 25, 2008. Excludes 802,601 shares and warrants to purchase 75,000 shares currently owned by Ample Ventures LLC, of which Mr. Sajwan is a managing member and as to which Mr. Sajwan disclaims beneficial ownership except as to his pecuniary interest.
(12)	Includes 50,000 shares issued upon conversion of ALCiS-CA Series B Preferred and 25,000 shares held by the Scoffone Family Trust for which he is a trustee. Also includes 50,000 shares subject to warrants exercisable within 60 days of July 25, 2008 and 50,000 shares subject to options exercisable within 60 days of July 25, 2008.
(13)	Doug Glader is Eric Glader’s father. Each disclaims beneficial ownership of the shares owned by the other.
(14)	Includes 331,986 shares and 276,667 shares subject to options and warrants, respectively, that are exercisable within 60 days of July 25, 2008.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers, and beneficial owners of more than 10% of our Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock and other equity securities. We typically assist in the filing of these reports on behalf of our directors and executive officers, based on information provided by them. We believe, based on its review of Forms 3, 4 and 5, if any, and periodic written representations from reporting persons, that all officers, directors, and holders of more than 10% of our Common Stock complied with all Section 16(a) filing requirements for fiscal year 2008.

IV. CORPORATE GOVERNANCE — OFFICERS AND DIRECTORS

Independence of Directors

The Board of Directors has determined that, except for Mr. Berchtold, each individual who currently serves as a member of the Board is, and each individual who served as a member of the Board in fiscal year 2008 was, an “independent director” within the meaning of Nasdaq Marketplace Rule 4200(a)(15). Mr. Berchtold is not independent because he is employed by us. All of the nominees are members of the board standing for re-election as directors.

Board Meetings and Committees

Our Board of Directors held seven meetings in fiscal year 2008. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors held during the period for which such directors served on our Board and of the committees on which such director served. We do not have a policy regarding directors’ attendance at the Annual Meeting but we encourage our directors to attend the Annual Meeting.

Committees of the Board of Directors

The Board of Directors has appointed an Audit Committee and a Compensation/Nominating Committee. The Board has determined that each director who serves on these committees is “independent,” as that term is defined by applicable listing standards of the Nasdaq Stock Market and SEC rules. The Board of Directors has adopted written charters for each of these committees. All our committee charters are available on our Investors’ Relations page of our Website (www.alcis.com/investors).

Audit Committee

Number of Members:	3

Current Members:	Jerry Jarrell, Chairman and Financial Expert David Scoffone Ravi Sajwan

Number of Meetings in 2008:	2

Functions:	The Audit Committee’s primary functions are to oversee the integrity of our financial statements, oversee our compliance with legal and regulatory reporting requirements, appoint a firm of certified public accountants whose duty it is to audit our financial records for the fiscal year for which it is appointed, evaluate the qualifications and independence of the independent auditors, oversee the performance of our internal audit function and independent auditors, and determine the compensation and oversee the work of the independent auditors. It is not the duty of the Audit Committee to plan or conduct audits or to determine that our financial statements are complete and accurate and are prepared in accordance with generally accepted accounting principles. Management is responsible for preparing our financial statements and the independent auditors are responsible for auditing those financial statements.

Compensation/Nominating Committee

Number of Members:	2

Current Members:	David Booth Doug Glader

Number of Meetings in 2008:	2

Functions:	The Compensation/Nominating Committee’s primary functions are to (a) review and approve corporate goals and objectives relevant to senior executive compensation (including that of the Chief Executive Officer), evaluate senior management’s performance in light of those goals and objectives, and determine and approve senior management’s compensation level based on their evaluation, (b) make recommendations to the Board of Directors with respect to non-senior management compensation, incentive-compensation plans and equity-based plans, (c) administer our compensation plans and programs, (d) review management development and succession programs, (e) recommend to the Board nominees for election at our annual meetings of stockholders or to be appointed to fill an existing or newly-created vacancy on the Board, (f) identify and make recommendation regarding members to serve on Board committees, (g) develop and revise corporate governance guidelines applicable to us, (h) review and make recommendations to the Board candidates for director proposed by stockholders, (i) consider and make recommendations to the Board concerning the appropriate size of the Board, (j) evaluate on an annual basis the functioning and effectiveness of the Board, its committees and its individual members, (k) consider and make recommendations on matters related to the practices, policies and procedures of the Board, (l) formulate and recommend to the Board a list of corporate governance guidelines, (m) recommend to the Board any revisions to the committee’s Charter, (n) formulate and recommend to the Board a code of business conduct and ethics for directors, officers and employees of the Company, and (o) evaluate on an annual basis the performance of our management as a whole and as individuals with respect to compliance with the corporate governance guidelines .

Director Nominations

The purpose of our director nomination policy is to describe the process by which we select candidates for inclusion in our recommended slate of director nominees. The director nomination policy is administered by the Compensation/Nominating Committee. Pursuant to its charter, the Compensation/Nominating Committee evaluates nominees to the Board of Directors based on relevant industry experience, general business experience, relevant financial experience, and compliance with independence and other qualifications necessary to comply with any applicable tax and securities laws and the rules and regulations of the Nasdaq Stock Exchange.

The policy provides that candidates for Board membership must possess the background, skills and expertise to make significant contributions to the Board, to us and to our stockholders. Desired qualities to be considered include substantial experience in business or administrative activities; breadth of knowledge about issues affecting us; and ability and willingness to contribute special competencies to

Board activities. The Board also considers whether members and potential members are independent under the Nasdaq Stock Exchange listing standards. In addition, candidates should possess the following attributes: personal integrity; absence of conflicts of interest that might impede the proper performance of the responsibilities of a director; ability to apply sound and independent business judgment; sufficient time to devote to Board and company matters; ability to fairly and equally represent all stockholders; reputation and achievement in other areas; independence under Securities and Exchange Commission rules; and diversity of viewpoints, background and experience.

The Board of Directors intends to review the charter of the Compensation/Nominating Committee and the director nomination policy from time to time to consider whether modifications to the charter or policy may be advisable as our needs and circumstances evolve and as applicable legal or listing standards change. The Board may amend the charter or the policy at any time.

Board of Directors Interaction with Stockholders

We provide for a process for our stockholders to communicate with the Board. Our stockholders may send written communications to the attention of the Board, a specific Board member or committee, in care of ALCiS Health, Inc., Attention: Mark Lemma, 2001 Gateway Place, Suite 520W, San Jose, California 95110. The stockholder must include his, her or its name and address in the written communication and present that the stockholders is a stockholder of ALCiS. Mr. Lemma will review any communication received from a stockholder, and all material communications from stockholders will be forwarded to the appropriate director or directors or committee of the Board based on the subject matter.

Director Compensation

Our non-employee directors receive no annual fee or meeting fees for attending meetings of the Board of Directors or any committees of the Board. Upon initial election to the Board, our non-employee directors receive a warrant to purchase 60,000 shares of our Common Stock. The warrants have a ten year term and vest quarterly over a three year period.

The following Director Compensation Table sets forth the compensation earned or paid to our non-employee directors for services rendered to ALCiS during the fiscal year ended March 31, 2008:

Director Compensation Table for Fiscal Year 2008

Name	Warrant Awards ($) (1) (2)	Total Compensation ($)
Doug Glader	$34,752	$34,752
David Booth	$6,755	$6,755
Ravinder Sajwan	$34,752	$34,752
David Scoffone	$35,709	$35,709
Jerry Jarrell	$35,709	$35,709

(1)	Represents the amount of the total fair value of warrant awards granted in fiscal year 2008 and prior years recognized as stock-based compensation expense for financial statement reporting purposes for the fiscal year ended March 31, 2008, in accordance with SFAS No. 123(R) Share-Based Payments. Please see a discussion of all assumptions used in the valuation of these awards in Note 2 and Note 6 of our financial statements that are included in Part II, Item 7 of our Annual Report on Form 10-KSB/A for the fiscal year ended March 31, 2008.

(2)	The number of shares subject to warrant awards held at fiscal year end for their service as directors are as follows: Mr. Booth – 60,000; Mr. Glader – 60,000; Mr. Jarrell – 60,000; Mr. Sajwan – 60,000; Mr. Scoffone – 60,000.

In addition, we reimburse the directors for their travel expenses incurred in attending meetings of the Board or its committees, as well as for fees and expenses incurred in attending director education seminars and conferences. The directors do not receive any other compensation or personal benefits.

Certain Relationship and Related Transactions

During the year ended March 31, 2008, there were no transactions between us and our directors, executive officers and any holder of five percent or more of our common stock that are required to be disclosed pursuant to Item 404 of Regulation SB promulgated under the Securities Exchange Act of 1934, as amended.

All material transactions relating to related party transactions must be approved by our Audit Committee, which is composed of disinterested members of the Board of Directors.

Audit Committee Report

The Audit Committee is responsible for appointing the independent auditors and for reviewing the scope, results and costs of the audits and other services provided by the Company’s independent auditors. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the Company’s financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible in their report for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Board of Directors has adopted a written charter for the Audit Committee, which is available on our Investors’ Relations page on our Website (www.alcis.com/investors). The members of the Audit Committee are Jerry Jarrell, David Scoffone and Ravi Sajwan, each of whom meets the independence standards, set forth in Nasdaq Marketplace Rule 4200(a)(15).

The Audit Committee has reviewed the Company’s audited consolidated financial statements and discussed such statements with management. The Audit Committee has discussed with the Company’s independent auditors the matters required to be discussed by Statement of Auditing Standards No. 114 (The Auditor’s Communication with those Charged with Governance).

The Audit Committee received from the Company’s independent auditors the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) and discussed with them their independence. Based on the review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in our Annual Report on Form 10-KSB/A for the fiscal year ended March 31, 2008, and be filed with the Securities and Exchange Commission.

This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Audit Committee

Jerry Jarrell

David Scoffone

Ravi Sajwan

Equity Compensation Plan Information

As of March 31, 2008, the table below provides the indicated information with respect to compensation plans.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights		(b) Weighted average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	687,575	(1)	$1.67	631,175
Equity compensation plans not approved by security holders	508,750	(2)	$2.00	—

Total	1,196,325		$1.81	631,175

(1)	Includes 18,750 options granted under our option plan prior to our merger with Emerging Delta Corporation, which we assumed in the merger, and 1,300,000 options granted under our 2004 Plan.
(2)	Consists of warrants issued to outside consultants for legal, advisory and merger related services during fiscal year 2008, and prior.

V. EXECUTIVE COMPENSATION

Fiscal 2008 Summary Compensation Table

The following Summary Compensation Table sets forth certain information regarding the compensation of our chief executive officer and chief financial officer, who comprise our named executive officers as they are our only two executive officers, for services rendered in all capacities to ALCiS during the fiscal year ended March 31, 2008.

Name and Principal Position	Year	Salary ($)	Option Awards ($) (1)	All Other Compensation. ($) (2)	Total ($)
Brian Berchtold Chief Executive Officer and President	2008	$175,000	$21,720	$24,437	$204,385
	2007	$175,000	$96,930	$6,474	$278,404

Mark Lemma Chief Financial Officer	2008	$175,000	$86,876	$1,764	$263,640
	2007	$175,000	$162,087	$5,886	$342,973

(1)	Represents the amount of the total fair value of option awards granted in fiscal year 2008 and prior years recognized as stock-based compensation expense for financial statement reporting purposes for the fiscal year ended March 31, 2008, in accordance with SFAS No. 123(R), Share-Based Payments. Please see a discussion of all assumptions used in the valuation of these awards in Note 6 to our audited financial statements which are included in Part II, Item 7 of our Annual Report on Form 10-KSB/A for the fiscal year ended March 31, 2008.
(2)	Consists of medical premiums paid by us and $16,772 in moving expenses paid during the year ending March 31, 2008.

Outstanding Equity Awards at Fiscal 2008 Year End Table

The following table sets forth information concerning the outstanding equity awards held by the named executive officers at March 31, 2008.

	Number of Securities Underlying Unexercised Options (#)			Option Exercise Price ($/Sh)	Option Expiration Date
Name	Exercisable	Unexercisable
Brian Berchtold	43,285			2.00	July 20, 2016
	25,000	25,000	(1)	2.00	July 20, 2016

Mark Lemma	43,285			2.00	July 20, 2016
	100,000	100,000	(1)	2.00	July 20, 2016

(1)	The unexercisable options vest monthly over a four year period.

Employment Contracts, and Termination of Employment and Change-in-Control Arrangements

We do not have employment agreements with our named executive officers or any other compensatory arrangement in the event of their resignation, retirement, or employment termination or in connection with a change-in-control. We do not plan on providing for retirement benefits for our named executive officers.

VI. OTHER BUSINESS

We are not aware of any other matters to be submitted at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the proxies named in the enclosed proxy to vote the shares they represent in accordance with their judgment.

FORM 10-KSB

A copy of our Annual Report on Form 10-KSB/A for the fiscal year ended March 31, 2008, is being mailed with this proxy statement to stockholders entitled to notice of the meeting. If exhibit copies are requested, a copying charge of $0.20 per page will be made. The request for such materials should identify the person making the request and set forth a good faith representation that as of the July 25, 2008 the requesting person was entitled to vote at the 2008 Annual Meeting. Requests should be sent to Investor Relations, ALCiS Health, Inc., 2001 Gateway Place, Suite 520W, San Jose, California 95110.

By Order of the Board of Directors

/s/ Brian J. Berchtold
Brian J. Berchtold
President & Chief Executive Officer San Jose, California

APPENDIX A

CERTIFICATE OF AMENDMENT

OF

RESTATED CERTIFICATE OF INCORPORATION

OF

ALCiS HEALTH, INC.

ALCiS Health, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “General Corporate Law”),

DOES HEREBY CERTIFY:

FIRST: The Restated Certificate of Incorporation of the corporation was filed with the Secretary of State of Delaware on March 31, 1993 under the original name of Emerging Delta Corporation. A Certificate of Amendment was filed on February 24, 2006 and April 5, 2006.

SECOND: This Certificate of Amendment of Restated Certificate of Incorporation has been duly adopted in accordance with Sections 228, 242 and 245 of the General Corporate Law and restates, integrates and further amends the provisions of the Corporation’s Restated Certificate of Incorporation:

RESOLVED, that the Article numbered FOURTH as presently in effect be, and the same hereby is, amended and restated to read in its entirety as follows:

“FOURTH: The total number of shares of stock that the corporation shall have authority to issue is 50,000,000 shares of Common Stock at $.001 par value each and 500,000 shares of Preferred Stock at $.001 par value each.”

THIRD: The Certificate of Amendment of Restated Certificate of Incorporation so adopted reads in full as set forth above and is hereby incorporated herein by this reference. All other provisions of the Restated Certificate of Incorporation remain in full force and effect.

* * *

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by the • of this Corporation this • day of •, 2008.

ALCiS HEALTH, INC.

By:

ALCiS Health, Inc.

C123456789

000004

000000000.000000 ext 000000000.000000 ext

000000000.000000 ext 000000000.000000 ext

000000000.000000 ext 000000000.000000 ext

MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals - The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Directors: For Withhold For Withhold For Withhold

01 - Brian Berchtold 02 - David Booth 03 - Doug Glader

04 - Jerry Jarrell 05 - Ravinder Sajwan 06 - David Scoffone

For Against Abstain For Against Abstain

2. The approval of the amendment to the Company’s 3. The ratification of Pannell Kerr Forster of Texas, P.C.,

Certificate of Incorporation to increase the number of as the Company’s Independent Registered Public authorized shares from 20,000,000 shares to Accounting Firm.

50,000,000 shares.

B Non-Voting Items

Change of Address - Please print new address below.

C Authorized Signatures - This section must be completed for your vote to be counted. - Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) - Please print date below. Signature 1 - Please keep signature within the box. Signature 2 - Please keep signature within the box.

C 1234567890 J N T

6 2 A V 0 1 8 8 2 3 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE

140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND

MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

<STOCK#> 00XWWC

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — ALCiS Health, Inc.

2008 Annual Meeting of Shareholders

Thursday, September 18, 2008, 8:30 am Pacific time

2001 Gateway Place, Suite 520W

San Jose, CA 95110

Brian J. Berchtold and Mark Lemma, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of ALCiS Health, Inc. to be held on September 18, 2008 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of directors, FOR Proposal 2, the approval of the amendment to the Company’s Certificate of Incorporation, and FOR Proposal 3, the ratification of the Company’s independent registered public accounting firm.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)